Exhibit 77Q1(d)

The Plan pursuant to Rule 18f 3 under the Investment Company Act of 1940 as amended effective May 1, 2009 is incorporated by reference to exhibit
 (n) of post effective amendment no. 78 to the Registration Statement filed on Form Type 485BPOS on April 30, 2009 (Accession No.
0001193125 09 094264).